Exhibit 99.1

2 Disclaimer This presentation may contain projections and other forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Any such projections or statements reflect the Company's current views with respect to future events and financial performance. No assurances can be given, however, that these events will occur or that such projections will be achieved and actual results could differ materially from those projected. A discussion of important factors that could cause actual results to differ materially from those projected, such as decreases in oil and gas prices and/or unexpected decreases in oil and gas production, is included in the Company's periodic reports filed with the Securities and Exchange Commission. Cautionary Note to U.S. Investors - The United States Securities and Exchange Commission permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use certain terms in this presentation, such as "probable" reserves and "possible" reserves, that the SEC's guidelines strictly prohibit us from including in filings with the SEC. U.S. Investors are urged to consider closely the disclosure in our 2008 Form 10-K, File No. 1-33571, available from us at Double Eagle Petroleum, 1675 Broadway, Suite 2200, Denver, Colorado 80202, Attn Investor Relations. You can also obtain this form from the SEC by calling 1-800-SEC-0330.

Corporate Profile Market Cap ~ $47 million 1 Enterprise Value ~ $122 million 1 Proved Reserve Base 2 88.9 Bcfe Proven Reserves $155.8 Million PV-10 97% Gas 73% Proved Developed Reserve Upside 3 190.7 Bcfe probable and possible reserves $506.6 Million probable and possible PV-10 Production 25.1 Mmcfe/d 4 76% hedged; avg prices ranging from $4.39- $6.19 for 2010; 56% hedged; avg prices ranging from $5.83- $7.80 for 2011 Acreage Total 5 Total ~ 375,814 gross (116,293 net) Shares based on closing price of $4.30 and 11.0 million shares outstanding as of December 31, 2009. Prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2008. Prepared by Netherland, Sewell & Associates, Inc as of June 30, 2008 Total average daily net production as of September 30, 2009 As of September 30, 2009. 3 1. Atlantic Rim 2. Pinedale Anticline 3. Madden Deep

4 Quality of Asset Portfolio Wyoming Is the 2nd largest gas producing state in the lower 48 states Pinedale Anticline Project The Pinedale Anticline is the 2nd largest gas producing field in Wyoming. Represents 21% (2) of the company's production and 24% (3) of proved reserves Atlantic Rim Coal Bed Methane Project Development began in mid-2007 Currently the 25th largest gas producing field in Wyoming Company is 12th largest coal bed methane producer in Wyoming (1) Represents 70% (2) of company production and 62% of proved reserves (3) Madden Deep 5th largest gas production field in Wyoming Represents 2% (2) of company production and 6% of proved reserves (3) Atlantic Rim Per the Rocky Mountain Oil Journal-April 2009 As of September 30, 2009 Prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2008.

Where we have been.... Drilled 56 production wells in the Catalina Unit of the Atlantic Rim since mid-2007 Increasing gross production from ~5.0 Mmcf/d to ~30.0 Mmcf/d in the Catalina Unit Participated in 123 production wells in Anadarko operated Atlantic Rim Units (Sun Dog and Doty Mountain) since mid-2007 Participated in 105 new production wells in the Pinedale Anticline field since beginning 2007 Built and maintained ownership control of key infrastructure assets in the Atlantic Rim Where we are today.... 70 gross production wells (48 net) in Catalina unit producing ~30.0 Mmcf/d 161 gross (19 net) production wells in the Sun Dog and Doty Mountain Units combined, producing a total of 2.2 Mmcf/d net to Double Eagle interests (9/30/09) Use of improved knowledge of the reservoir and well profiles in the Atlantic Rim to increase and enhance existing well production Supplement our experience with geological and reservoir engineering studies and models Alignment of resources toward the continued development of our lower-risk developmental plays in the Atlantic Rim and Pinedale Anticline field Participating in the drilling of 16 wells at the Pinedale Anticline at 12/31/09 Where we are going.... Aggressively pursue asset purchases and value creation opportunities Direct core competencies and expertise to create new opportunities and value growth Leverage our prior drilling results to effectively and efficiently execute our future drilling projects Development of 600+ gross (140 net) additional well locations in Atlantic Rim Participation in up to 350+ gross (25+ net) wells in Pinedale Anticline Company Strategies 5

6 Key Investment Highlights High Quality, Long-Lived Asset Base 88.9 Bcfe of net proved reserves (1) PV-10 of $155.8 million (based upon $4.51 /Mmbtu and $38.37/Bbl) 25.1 Mmcfe/d total current net daily production (9/30/09) 8.1 Mcfe per common share of Proved reserves Large Inventory of Drilling Locations in highly Successful Catalina Project, Operated by DBLE 70 production wells (23 new production wells drilling in 2008 and 33 new production wells in 2007) Current gross production of ~30 Mmcf/d (17 Mmcf/d net) Over 200 future drilling locations in Catalina, with net probable and possible reserves potential of 78.3 Bcfe (2,3) to DBLE Additional Large Inventory of Drilling Locations with Experienced Industry Partners 642 probable and possible locations with net reserve potential of 112.4 (3) Bcfe to DBLE ~880+ total potential additional future drilling locations Sun Dog - operated by Anadarko, 192 future drilling sites (15.2 net) Doty Mountain - operated by Anadarko, 188 current and future planned drilling sites (22.6 net) Pinedale - operated by Questar, 350+ future planned drilling sites (25+ net) Other-150 potential drilling locations Access to Infrastructure Provides Strategic Advantages Control of midstream assets Only Company in Atlantic Rim to have approved untreated water discharge, a treated water discharge permit and 3-phase power Prepared by Netherland, Sewell & Associates, Inc. as of December 31, 2008. NSAI 6/30/08 probable and possible reserves for Catalina includes only 139.3 net future well locations. Prepared by Netherland, Sewell & Associates, Inc as of June 30, 2008

DBLE is compelling to investors on a production and proved reserves basis 7 Enterprise Value / Proved Reserves 1,2 $1.17 / Mcfe $4,631 / Daily Mcfe Relative Valuation Peer group of selected E&P companies enterprise values based on 12/31/09 share prices; production based upon 9/30/09; Proved reserves as of 12/31/08 Reserves and production based on DBLE's net proved reserves of 89.8 Bcfe and current average daily production of 25.1 Mmcfe/d as of 09/30/2009 Enterprise Value / Daily Production 1,2

8 Historical Highlights Proved Reserves Growth 1 Low cost growth through the drill bit We have been able to consistently grow proved reserves as well as convert our undeveloped to producing as a result of our large inventory of drilling locations Prepared by Netherland, Sewell & Associates, Inc. as of December 31 for each respective year.

9 30.0 Bcfe of proved reserves 5.3 Mmcfe/d net prod (1) 131.1 acres (net) 25.0 net future locations Pinedale Anticline 38.1 Bcfe of proved reserves 15 Mmcf/d net prod (1) 8,944 acres (net) 101 net future locations Catalina Project 6.2 Bcfe of proved reserves 0.6 MMcfe/d net production 3,280 acres (net) 22.6 net future locations Doty Mountain 3.5 Bcfe of proved reserves 1.5 Mmcf/d net prod (1) 2,045 acres (net) 15.2 net future locations Sun Dog 5.9 Bcfe of proved reserves 0.6 Mmcfe/d net prod (1) 2,357 acres (net) Madden Deep Asset Overview Major Projects Atlantic Rim Catalina (Operated by Double Eagle Petroleum) Sun Dog (Operated by Anadarko) Doty Mountain (Operated by Anadarko) Pinedale Anticline (Operated by Questar) Other Projects Madden Deep (Operated by Conoco/Phillips) Waltman (Operated by Double Eagle Petroleum) Table Top Unit in Utah (Operated by Double Eagle Petroleum) Whiskey Buttes (Operated by BP) Production as of September 30, 2009

The Atlantic Rim

Historical drilling activity

- **Catalina Unit**
  - 14 new production wells drilled in through 2004 (pre EIS)
  - 33 new production wells drilled in 2007
  - 23 new production wells drilled in 2008
- **Sun Dog Unit**
  - 14 new wells drilled in through 2005
  - 34 new production wells drilled in 2007
  - 64 new production drilled in 2008
- **Doty Mountain Unit**
  - 24 new producing wells in 2004
  - 25 new wells drillin in 2007/2008

2009 activity

- **Catalina Unit**
  - 20 wells added to production
  - Well enhancements and production improvements
    - Work-overs performed at the end of Q3 and during Q4
- **Sun Dog Unit /Doty Mountain**
  - Completion of previously drilled wells-20 wells added
  - Well enhancements and improvement
  - New stimulation efforts in process on existing production wells.

2010 Activity

- Participation in 10+ new wells in Sun/Dog Doty Mnt Units
- Analysis of Catalina reservoir study will provide timing and extent of drilling in 2010
- Reconfiguration of Catalina Compression

FUTURE HORIZION ~ 600 future drilling locations remain for development in Atlantic Rim



17N/92W
17N/91W
Doty Mtn Unit
16N/92W
16N/91W
Catalina Unit
Sun Dog Unit
Mesaverde Outcrop
Brown Cow Unit
2008-2009 WELLS
D POD WELLS
E POD WELLS
F POD WELLS
G POD WELLS
H POD WELLS
I POD WELLS
Double Eagle Petroleum
Catalina Unit

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11 Catalina Unit Historical Economics EUR per well of .9 to 1.2 Bcf Lifting Costs of < $1.00 per Mcf $1.1 million estimated cost per well, including infrastructure Anticipated F&D costs of $1.00- $1.50/Mcf Proved Reserves of 38.1 Bcf (2) Unrealized upside Economics Over 200 future drill sites available for development Have permits already approved for 72 new wells Proved Reserves in excess of reserve engineers' estimate as shown below: Per 12/31/03 Reserve report prepared by Netherland Sewell and Assoc. Based upon the 12/31/08 Reserve report prepared by Netherland Sewell and Assoc. Per 12/31/03 Reserve report prepared by Netherland Sewell and Assoc.

12 Pinedale Anticline Questar Operated Properties Interests in over 120 wells (including 2008/2009 drilled wells) 19 wells completed in 2008; 20 new wells completed in 2009 10 wells in progress at 12/31/09; to be completed in 2010 350+ Potential future locations Double Eagle Interests: 6-12% WI

13 Midstream Infrastructure Growing Source of Fee-Based Revenue that is Independent of Gas Prices Connects Catalina unit to interstate pipeline 100% owned by Double Eagle 125 MMcf/d capacity; currently at 30 Mmcf/d Easy tie in to third party production Own permits to extend north to additional distribution pipelines Low cost of operations Assures transportation out of Catalina Unit for future development volumes Right-of-way obtained for expansion north to additional interstate transportation lines

14 Value Proposition

Questions